Exhibit 10.38

Execution Copy

FIFTH AMENDMENT TO AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendments”), dated as of December 11, 2009, is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Amended and Restated First Lien Credit Agreement, dated as of June 8, 2007, as modified by the Consent Regarding Amended and Restated First Lien Credit Agreement dated as of July 27, 2007, as amended by that certain First Amendment to Amended and Restated First Lien Credit Agreement dated effective as of November 19, 2007, as amended by that certain Waiver, Consent and Second Amendment to Amended and Restated First Lien Credit Agreement dated effective as of December 1, 2008, as amended by the Third Amendment to Amended and Restated First Lien Credit Agreement dated as of April 6, 2009, as modified by the Waiver and Consent to Amended and Restated First Lien Credit Agreement dated as of June 30, 2009 and as amended and modified by the Waiver, Consent and Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of September 11, 2009 (as so modified, and as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent, the Issuer, and the Lenders amend the First Lien Credit Agreement in certain respects as set forth herein.

NOW Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.             Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.             Amendments to First Lien Credit Agreement. The First Lien Credit Agreement is hereby amended as follows:

(a)           Section 2.2. The first sentence of Section 2.2 of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“Unless previously terminated, the Loan Commitments shall terminate on the Loan Commitment Termination Date and on such date the Loan Commitment Amount shall be zero and the Letter of Credit Commitment shall terminate on the Letter of Credit Commitment Termination Date and on such date the Letter of Credit Commitment Amount shall be zero.

(b)           Section 2.6. Section 2.6 of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 2.6.             Issuance Procedures and Provisions. By delivering to the Administrative Agent an Issuance Request on or before noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request on not less than three nor more than ten Business Days’ notice, in the case of an initial issuance of a Letter of Credit and not less than three Business Days’ prior notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit (in each case, unless a shorter notice period is agreed to by the Issuer, in its sole discretion), that an Issuer issue, or extend the Stated Expiry Date of, a Letter of Credit in such form as may be requested by the Borrower and approved by such Issuer, solely for the purposes described in Section 7.1.7; provided that no extension shall (i) cause a Letter of Credit to expire on a date that is later than the Letter of Credit Commitment Termination Date or (ii) (unless otherwise agreed to by the Issuer in its sole discretion) be for a period in excess of one year. Each Letter of Credit shall by its terms be stated to expire on a date (its “Stated Expiry Date”) no later than the earlier to occur of (a) the Letter of Credit Commitment Termination Date or (b) (unless otherwise agreed to by an Issuer, in its sole discretion), one year from the date of its issuance; provided, however, that a Letter of Credit may, upon the request of the Borrower and subject to the agreement of the Issuer to the terms thereof, include a provision whereby unless the Issuer shall notify the beneficiary to the contrary such Letter of Credit may be renewed automatically for additional consecutive periods of 12 months or less (but in no event beyond the Letter of Credit Commitment Termination Date). Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit that it issues.”

(c)          The Disclosure Schedule to the First Lien Credit Agreement is hereby amended by deleting Item 6.19(a) thereof in its entirety and replacing it in its entirety with Item 6.19(a) to the Disclosure Schedule attached hereto as Annex I.

Section 3.             Conditions to Effectiveness. This Amendment shall be deemed effective (subject to the conditions herein contained) as of the date (the “Effective Date”) upon the Administrative Agent’s receipt of counterparts hereof duly executed by the Borrower, the Administrative Agent, the Issuers and the Required Lenders.

Section 4.             Redetermination of Borrowing Base. The Borrower and the Lenders hereby agree that effective as of the Effective Date, the Borrowing Base shall be equal to $199,000,000 until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the First Lien Credit Agreement. The Borrower and the Lenders hereby agree that this determination of the Borrowing Base shall be deemed to be the determination as required under Section 2.8.2 of the First Lien Credit Agreement in regards to the Reserve Report dated June 30, 2009.

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Section 5.             Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto:

(a)           the representations and warranties of the Obligors contained in the Loan Documents (other than Section 6.17 of the First Lien Credit Agreement solely with respect to the Lehman Hedging Agreement (as defined in the Second Amendment)) are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b)           the execution, delivery and performance by the Borrower and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the First Lien Credit Agreement and other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the First Lien Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)           no Material Adverse Effect has occurred since June 30, 2009; and

(e)           no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 6.             Loan Document: Ratification.

(a)           This Amendment is a Loan Document.

(b)           The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement and each of the other Loan Documents (other than the Lehman Hedging Agreement (as defined in the Second Amendment)), including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

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Section 7.             Costs And Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 8.             GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 9.             Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 10.           Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 11.           No Waiver. The express waivers set forth herein are limited to the extent expressly provided in this Amendment and, except as expressly set forth in this Agreement, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 12.           Successors and Assigns.  This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 13.           Entire Agreement. THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:	/s/ Ben Marchive
Name:	Ben Marchive
Title:	President

Annex I

ADMINISTRATIVE AGENT, ISSUERS AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:	/s/ Mark Lumpkin
Name:	Mark Lumpkin
Title:	Vice President

BNP PARIBAS, as Issuer and Lender

By:	/s/ Douglas R. Liftman
Name:	Douglas R. Liftman
Title:	Managing Director

By:	/s/ GREG SMOTHERS
Name:	GREG SMOTHERS
Title:	DIRECTOR

BMO CAPITAL MARKETS FINANCING, INC., as Lender

By:
Name:
Title:

COMPASS BANK (as successor in interest to Guaranty Bank, FSB), as Lender

By:
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Reid Springmeyer
Name:	Reid Springmeyer
Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ David G. Mills
Name:	David G. Mills
Title:	Managing Director

LEHMAN COMMERCIAL PAPER INC., as Lender

By:
Name:
Title:

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ DEBBI L. BRITO
Name:	DEBBI L. BRITO
Title:	AUTHORIZED SIGNATORY

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ David Reid
Name:	David Reid
Title:	Senior Vice President

NATIXIS, as Lender

By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Director

By:	/s/ Louis P. Laville, III
Louis P. Laville, III
Managing Director

ALLIED IRISH BANKS p.l.c., as Lender

By:	/s/ Edward Fenk
Name:	Edward Fenk
Title:	Vice President

By:	/s/ James Giordano
Name:	James Giordano
Title:	Assistant Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

WHITNEY NATIONAL BANK, as Lender

By:	/s/ William Jochetz
Name:	William Jochetz
Title:	Officer

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Ben Marchive
Name:	Ben Marchive
Title:	President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Ben Marchive
Name:	Ben Marchive
Title:	President

ENERGY XXI ONSHORE, LLC

By:	/s/ Ben Marchive
Name:	Ben Marchive
Title:	President

ACKNOWLEDGED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN IN ITS
CAPACITY AS GUARANTOR UNDER ITS
LIMITED RECOURSE GUARANTY AND
GRANTOR UNDER ITS PLEDGE
AGREEMENT AND IRREVOCABLE PROXY
DELIVERED IN CONNECTION WITH THE
FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI U.S.A., INC

By:	/s/ Ben Marchive
Name:	Ben Marchive
Title:	President

ANNEX I

Item 6.19(a) of Disclosure Schedule

DEPOSIT ACCOUNTS OF BORROWER AND EACH SUBSIDIARY

Obligor	Depository Institution	Account Number

Borrower	Compass Bank	3804623571

Borrower	Amegy Bank National Association	0053059839

Borrower	Amegy Bank National Association	0953059839

EXXI GOM	Compass Bank	3804623704

EXXI GOM	Compass Bank	3804629479

EXXI GOM	Compass Bank	3804626392

Energy XXI Onshore, LLC	Compass Bank	3804623696

Energy XXI Gulf Coast, Inc.	The Royal Bank of Scotland plc	RBSEXC

Annex I